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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                October 14, 2004

                        Annaly Mortgage Management, Inc.
                      -----------------------------------
             (Exact Name of Registrant as Specified in its Charter)

         MARYLAND                      1-13447                   22-3479661
     ----------------              ---------------               ----------
State or Other Jurisdiction          (Commission              (I.R.S. Employer
     Of Incorporation)               File Number)            Identification No.)


      1211 Avenue of the Americas
              Suite 2902
          New York, New York                                       10036
     ----------------------------                                ---------
        (Address of Principal                                    (Zip Code)
          Executive Offices)

       Registrant's telephone number, including area code: (212) 696-0100


                                    No Change
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On October 14, 2004, Annaly Mortgage Management, Inc. (the "Company") entered into an underwriting agreement with Bear, Stearns & Co. Inc. as representative of the several underwriters (collectively, the "Underwriters"), relating to the sale by the Company to the Underwriters of 3,162,500 shares of 7.875% Series A Cumulative Redeemable Preferred Stock, liquidation preference $25.00 per share, par value $0.01 per share (the "Series A Preferred Stock"). The offering is expected to close on October 19, 2004.

         The aggregate net proceeds to the Company of the offering are estimated to be approximately $74.5 million.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
           YEAR.

         On October 15, 2004, the Company filed Articles Supplementary (the "October Articles Supplementary") with the State Department of Assessments and Taxation of Maryland. The October Articles Supplementary reclassified 2,750,000 authorized but unissued shares of the Company's common stock into 2,750,000 additional shares of the Company's Series A Preferred Stock. The October Articles Supplementary were effective upon filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits:

             1 Underwriting Agreement, dated October 14, 2004 between the Company and the Underwriters.

             3.1 Articles Supplementary of the Company designating 4,887,500 shares of the Company's Series A Preferred Stock, as filed with the State Department of Assessments and Taxation of Maryland on April 1, 2004.

             3.2 Articles Supplementary of the Company designating an additional 2,750,000 shares of the Company's Series A Preferred Stock, as filed with the State Department of Assessments and Taxation of Maryland on October 15, 2004.



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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ANNALY MORTGAGE MANAGEMENT, INC.



                                      By: /s/ Kathryn Fagan
                                          -------------------------------------
                                          Name:  Kathryn Fagan
                                          Title: Chief Financial Officer




Dated: October 18, 2004









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

                                  EXHIBIT INDEX

Exhibit No.           Description
-----------           -----------

1 Underwriting Agreement, dated October 14, 2004 between the Company and the Underwriters.

3.1 Articles Supplementary of the Company designating 4,887,500 shares of the Company's Series A Preferred Stock, as filed with the State Department of Assessments and Taxation of Maryland on April 1, 2004.

3.2 Articles Supplementary of the Company designating an additional 2,750,000 shares of the Company's Series A Preferred Stock, as filed with the State Department of Assessments and Taxation of Maryland on October 15, 2004.







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